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                                                                       EXHIBIT 1

                                    AGREEMENT
                          JOINT FILING OF SCHEDULE 13D

                  The Undersigned hereby agree to file jointly the Statement on
Schedule 13D (the "Statement") relating to the Ordinary Common Stock, $0.01 par value per share, of Magellan Health Services, Inc., and any amendments thereto which may be deemed necessary pursuant to Regulation 13D or G promulgated under
Section 13 of the Securities Exchange Act of 1934, as amended.

                  It is understood and agreed that a copy of this Agreement shall be attached as an Exhibit to the Statement, filed on behalf of each of the parties hereto.

                  This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the [15th] day of January, 2004.

                                          MAGELLAN HOLDINGS LP

                                          By: ONEX PARTNERS LP, its General
                                              Partner

                                              By: ONEX PARTNERS GP LP, its
                                                  General Partner

                                                  By: ONEX PARTNERS GP INC., its
                                                      General Partner

                                          By: /s/ Robert Le Blanc
                                              ----------------------------------
                                              Name: Robert Le Blanc
                                              Title: Vice President

                                          ONEX PARTNERS LP

                                          By: ONEX PARTNERS GP LP, its General
                                              Partner

                                              By: ONEX PARTNERS GP INC., its
                                                  General Partner

                                          By: /s/ Robert Le Blanc
                                              ----------------------------------
                                              Name: Robert Le Blanc
                                              Title: Vice President

                                          ONEX PARTNERS GP LP

                                          By: ONEX PARTNERS GP INC., its General
                                              Partner

                                          By: /s/ Robert Le Blanc
                                              ----------------------------------
                                              Name: Robert Le Blanc
                                              Title: Vice President

                              Page 19 of 29 Pages
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                                          ONEX PARTNERS GP INC.

                                          By: /s/ Robert Le Blanc
                                              ----------------------------------
                                              Name: Robert Le Blanc
                                              Title: Vice President

                                          ONEX CORPORATION

                                          By: /s/ Donald Lewtas
                                              ----------------------------------
                                              Name: Donald Lewtas
                                              Title: Authorized Signatory

                                          GERALD W. SCHWARTZ

                                          By: /s/ Donald Lewtas
                                              ----------------------------------
                                          Name: Donald Lewtas
                                          Title: Authorized Signatory for
                                                 GERALD W. SCHWARTZ

                              Page 20 of 29 Pages